Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events [Text Block]

11. Subsequent Events

During October 2012, the Company signed agreements to retire $28.4 million of convertible notes, notes and other payables by entering into Conversion Agreements with non-affiliated and affiliated note holders and creditors of the Company, including certain of directors and executive officers. This aggregate debt amount will be converted into 8,125,494 common shares and warrants exercisable for 3,624,436 shares of common stock, effective upon the closing of a public offering. The warrants will have an exercise period of five years from the date of issuance and an exercise price of $6.40 per share.

During October and November 2012, the Company issued 1.0 million shares of common stock and received $5 million in private placement transactions. In addition, the holders of notes payable with an aggregate principal balance of $1.1 million converted the notes into 0.3 million of common stock during October 2012.

In November 2012, the Company agreed to reimburse Toucan for $4.6 million of Company operations expenses previously incurred. Toucan agreed to receive such reimbursement in the form of stock rather than cash. Pursuant to the prior agreement of the parties, Toucan was entitled to receive conversion terms no less favorable that had been provided to any non-affiliated creditor. However, Toucan agreed instead to accept the median terms provided to non-affiliated creditors over the preceding six months. The reimbursements of such expenses are payable in approximately 1.7 million shares of common stock and 0.8 million warrants. The Company will recognize the fair value of the common stock and warrants in excess of the $4.6 million of accrued expenses, if any, as a charge to operations. Pursuant to the prior agreement of the parties, Toucan was entitled to receive conversion terms no less favorable that had been provided to any non-affiliated creditor; however, Toucan agreed instead to accept the median terms provided to non-affiliated creditors over the preceding six months. The reimbursement of such expenses and the terms were approved by the Board of Directors. These expenses were accrued as of September 30, 2012.

(12) Subsequent Events

On January 13, 2012 the Company entered into a Convertible Loan Agreement and Promissory Notes with an affiliated investor for an aggregate of $200,000 with an OID of 10% and one time interest charge of 10%. The note will also bear 100% warrant coverage with an exercise price of $6.40 per share

The Company entered into an $802,000 convertible note with a non-affiliated investor (the “Note”), completing a series of transactions initially entered into on January 19, 2012, with the investor. The Note provided for original issue discount (OID) of ten percent and an annual interest rate of nine percent. The Note attributed $220,000 of the proceeds as a payment in lieu of the Company drawing upon an earlier convertible borrowing obligation of $666,666 which would have carried a 40% discount to the market price upon conversion. The Note also provided for an additional $500,000 advance to the Company and is convertible at any time after closing. The conversion price for the $500,000 tranche is equal to a twenty percent discount from the market price at the time of conversion. The conversion price for the $220,000 tranche is equal to a fifteen percent discount from the market price at the time of conversion.

On January 20, 2012 the Company entered into a $75,000 note payable with a non-affiliated investor. The terms provided conversion at $5.92 cents per share and a 30% warrant at $9.12 per share.

On January 31, 2012, the Company completed financings involving several parties and a series of tranches. The Company entered into two convertible notes totaling $605,000 with Toucan Partners (the “Toucan Notes”). These Toucan Notes provided for OID of ten percent and an annual interest rate of six percent.

The Toucan Notes are convertible at any time after closing. The conversion price is equal to a five percent discount from the market price at the time of conversion. The Toucan Notes are payable on demand, with one week prior notice. The Toucan Notes include one warrant for each share of the Company’s common stock into which the Toucan Notes are convertible.

The Company entered into a $200,000 convertible note with an officer of the Company (the “Affiliate Note”). The officer’s Note provided for OID of ten percent and an annual interest rate of six percent. The officer’s Notes are convertible at any time after closing. The conversion price is equal to a five percent discount from the market price at the time of conversion. The officer’s Note is payable on demand, with one week prior notice. The Affiliate Note includes one warrant for each share into which the Affiliate Note is convertible.

On February 9, 2012, the Company entered into an agreement with Toucan Partners LLC for financing of up to $2.25 million. Toucan provided the first $1.5 million of the funding at the time of execution, and will provide further funding when certain consents are obtained. In consideration of the financing, the Company issued to Toucan a convertible promissory note (the “Note”). The Note bears an Original Issue Discount (OID) of ten percent. The Note is payable on demand, with fourteen days’ prior notice. The Note is convertible at any time at a five percent discount to the market price of the common stock at the time of conversion. The Note is unsecured, but will become secured if the Company enters into any secured financing or encumbrance upon its assets while any portion of the Note remains outstanding or if there is an event of default under the Note. Pursuant to the Note, the Company also issued to Toucan warrants to purchase shares of the Company’s common stock, comprising one hundred percent warrant coverage of the repayment amount under the Note. The exercise price of the warrants will be $6.40 per share if the Company can obtain a waiver of any applicable anti-dilution provisions. If such waiver is not obtained, the exercise price of the warrants will be $9.12 per share, and the warrant coverage will be correspondingly adjusted

On February 23, 2012, a majority of the Company 's shareholders voted on and successfully passed a motion to increase the number of the Company's authorized shares of common stock to 450 million from 150 million. This motion will allow the Company to continue to raise capital through equity sales and eliminate the need for the valuation for excess shares that the Company recorded during the year ended December 31, 2011.

On March 2, 2012 the Company received $250,000 as the 2nd tranche of the $2.25 million financing agreement with Toucan Partners LLC.

On March 6, 2012 the Company received $500,000 as the 3rd tranche of the $2.25 million financing agreement with Toucan Partners LLC.

On March 15, 2012, the Company issued 13,542 shares of common stock to a private investor at $4.80 per share for net proceeds of $65,000.

On April 2, 2012, the Company received the first tranche, $1.7 million, from the issuance of a $2.5 million 8% secured note to Four M Purchasers, LLC. The remaining balance of the note is expected to be received within 90 days of the execution of the note. The loan agreement provides for the issuance of a five year warrant to purchase shares of common stock under the loan agreement at an exercise price of $6.40 per share. The Company also granted the lender a security interest in the Company's intellectual property and provides for the extension of the maturity date of the note issued to the Company dated November 10, 2011.

During the quarter ended, March 31, 2012, the Company issued 518,750 shares of common stock in addition to the share issuances described above. Of that amount, 512,500 shares were issued related to of loan conversions and 2,938 were issued in respect of consulting services rendered. During the quarter ended March 31, 2012, $3.4 million of debt principal was converted.